EXHIBIT  3


















                         HENLOR, INC. AND SUBSIDIARIES
                            D.B.A. VANGUARD STUDIOS
                       CONSOLIDATED FINANCIAL STATEMENTS
                       JULY 31, 1997 AND OCTOBER 31, 1996

                                    CONTENTS

                                                                     PAGE



INDEPENDENT AUDITORS' REPORT                                          1


Consolidated Balance Sheets
As of July 31, 1997 and October 31, 1996                              2


Consolidated Statements of Income
and Retained Deficit for the Nine
Months Ended July 31, 1997, and for the
Year Ended October 31, 1996                                           3 - 4


Consolidated Statements of Cash Flows for the Nine
Months Ended July 31, 1997, and for the
Year Ended October 31, 1996                                           5 - 6


Notes to Consolidated Financial Statements
As of July 31, 1997 and October 31, 1996                              7 - 13

                          INDEPENDENT AUDITORS' REPORT


Board of Directors
Henlor, Inc. and Subsidiaries
Pacoima, California

Members of the Board:

We have audited the accompanying consolidated balance sheets of Henlor, Inc. and Subsidiaries d.b.a. Vanguard Studios as of July 31, 1997 and October 31, 1996 and the related consolidated statements of income and retained deficit and cash flows for the nine months ended July 31, 1997 and the year ended October 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Henlor, Inc. and Subsidiaries d.b.a. Vanguard Studios as of July 31, 1997 and October 31, 1996, and the results of their operations and cash flows, for the nine months ended July 31, 1997 and the year ended October 31, 1996 in conformity with generally accepted accounting principles.


                     THOMASHOW,  BROWN & PAIALII, LLP
                     Certified Public Accountants

Los Angeles, California
October 1, 1997

                                                   HENLOR, INC. AND SUBSIDIARIES
                                                       D.B.A. VANGUARD STUDIOS
                                                     CONSOLIDATED BALANCE SHEETS




                                                               ASSETS


                                                                                               July 31,               October 31,
                                                                                                   1997                      1996
                                                                                            -------------           --------------
CURRENT ASSETS
   Cash                                                                                    $       72,038          $        84,131
   Accounts receivable, net of allowance for
    doubtful accounts of $73,710 and
    $89,348 respectively (Notes 4 and 6)                                                        1,932,103                2,157,188
   Inventories, net of LIFO reserves of $255,806
    and $235,077, respectively (Notes 1, 2 and 4)                                               1,798,680                1,583,929
   Prepaid expenses and other current assets                                                      112,041                  132,329
                                                                                            -------------           --------------

         TOTAL CURRENT ASSETS                                                                   3,914,862                3,957,577


PROPERTY, PLANT AND EQUIPMENT, net of
   accumulated depreciation and amortization
   (Notes 1, 3 and 6)                                                                             514,689                  571,460


OTHER ASSETS
   Other assets                                                                                    73,438                   74,283
   Deferred income taxes (Note 1)                                                                  57,650                   57,650
                                                                                            -------------           --------------

         TOTAL OTHER ASSETS                                                                       131,088                  131,933
                                                                                            -------------           --------------








         TOTAL ASSETS                                                                      $    4,560,639          $     4,660,970
                                                                                            =============           ==============

                                          LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)


                                                                                               July 31,               October 31,
                                                                                                   1997                      1996
                                                                                            -------------           --------------
CURRENT LIABILITIES
   Line of credit (Note 4)                                                                 $    2,273,880             $  2,237,731
   Accounts payable                                                                             1,024,896                  958,392
   Accrued expenses                                                                               321,544                  432,051
   Current maturities of long-term debt (Note 6)                                                  147,243                  145,177
                                                                                            -------------           --------------

         TOTAL CURRENT LIABILITIES                                                              3,767,563                3,773,351
                                                                                            -------------           --------------

LONG-TERM DEBT (Note 6)                                                                           463,989                  574,687
                                                                                            -------------           --------------

SUBORDINATED NOTES PAYABLE - OFFICERS (Note 5)                                                    294,379                  283,056

SUBORDINATED NOTES PAYABLE - OTHERS (Note 5)                                                            -                  238,699
                                                                                            -------------           --------------

         TOTAL SUBORDINATED DEBT                                                                  294,379                  521,755
                                                                                            -------------           --------------

         TOTAL LIABILITIES                                                                      4,525,931                4,869,793
                                                                                            -------------           --------------

COMMITMENTS (Note 7)                                                                                    -                        -

STOCKHOLDERS' EQUITY (DEFICIENCY) (Notes 1 and 8)
   Common stock, $0.0001 par value;
      10,000,000 shares authorized,
      760,000 shares issued and outstanding                                                            76                       76
   Additional paid-in capital                                                                      89,874                   89,874
   Retained deficit                                                                               (55,242)                (298,773)
                                                                                            -------------           --------------

         TOTAL STOCKHOLDERS' EQUITY (DEFICIENCY)                                                   34,708                 (208,823)
                                                                                            -------------           --------------

         TOTAL LIABILITIES AND STOCKHOLDERS'
            EQUITY (DEFICIENCY)                                                            $    4,560,639          $     4,660,970
                                                                                            =============           ==============



              The accompanying notes are an integral part of these
                      consolidated financial statements.

                         HENLOR, INC. AND SUBSIDIARIES
                            D.B.A. VANGUARD STUDIOS
                       CONSOLIDATED STATEMENTS OF INCOME
                              AND RETAINED DEFICIT


                                                                                For the Nine        % of     For the Year     % of
                                                                                Months ended         Net       Ended           Net
                                                                                July 31, 1997       Sales   October 31, 1996  Sales
                                                                                -------------      -------  ---------------- ------
NET SALES                                                                      $9,700,442           100.0%  $13,427,516     100.0%

COST OF SALES                                                                   6,098,645            62.9    8,515,199       63.4
                                                                                ---------    -------------------------     ------

GROSS PROFIT                                                                    3,601,797            37.1    4,912,317       36.6
                                                                                ---------    -------------------------     ------

OPERATING EXPENSES
   Selling                                                                     2,431,996             25.1   3,141,609        23.3
   General and administrative                                                    948,149              9.8    1,205,483        9.0
                                                                                --------     -------------------------     ------

      TOTAL OPERATING EXPENSES                                                 3,380,145             34.9    4,347,092       32.3
                                                                                ----------   -------------------------     ------

INCOME BEFORE OTHER INCOME
   (EXPENSE)                                                                     221,652              2.2      565,225        4.3
                                                                                ----------   -------------------------     ------

OTHER INCOME (EXPENSE)
   Other income (Note 9)                                                         162,670              1.7       16,783         .1
   Interest income                                                                 1,909              -            572          -
   Interest expense                                                             (317,005)            (3.2)    (481,595)      (3.7)
   Interest expense - shareholders                                                (5,700)             (.1)     (11,322)       -
                                                                                ----------   -------------------------     ------

      TOTAL OTHER INCOME (EXPENSE)                                               (158,126)           (1.6)    (475,562)      (3.6)
                                                                                ---------     ----------- ------------     ------

INCOME BEFORE PROVISION FOR INCOME
   TAXES AND EXTRAORDINARY ITEM                                                   63,526               .6       89,663         .7

PROVISION FOR INCOME TAXES (Note 1)                                                3,585              -          3,200          -
                                                                                ----------   -------------------------     ------


INCOME BEFORE EXTRAORDINARY ITEM                                                  59,941               .6       86,463         .7

EXTRAORDINARY ITEM - gain on extinguishment
                                      of debt                                    183,590              1.9           -           -
                                                                                ----------   -------------------------     ------



              The accompanying notes are an integral part of these
                      consolidated financial statements.

                         HENLOR, INC. AND SUBSIDIARIES
                            D.B.A. VANGUARD STUDIOS
                       CONSOLIDATED STATEMENTS OF INCOME
                       AND RETAINED DEFICIT - (CONTINUED)


                                                                                For the Nine        % of     For the Year     % of
                                                                                Months ended         Net       Ended           Net
                                                                                July 31, 1997       Sales   October 31, 1996  Sales
                                                                                -------------      -------  ---------------- ------
NET INCOME                                                                        243,531            2.5%         86,463        .7%
                                                                                                    =====                        ==

RETAINED DEFICIT
   Beginning of period                                                           (298,773)                      (385,236)
                                                                                ----------                     ----------

   End of period                                                               $  (55,242)                    $ (298,773)
                                                                                ==========                     ==========




              The accompanying notes are an integral part of these
                      consolidated financial statements.

                                                    HENLOR, INC. AND SUBSIDIARIES
                                                       D.B.A. VANGUARD STUDIOS
                                                CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                          For the Nine             For the Year
                                                                                          Months ended                 Ended
                                                                                          July 31, 1997           October 31, 1996
                                                                                        -----------------         ----------------
OPERATING ACTIVITIES
  Net income

                                                                                           $       243,531        $        86,463
  Adjustments to reconcile net income to net cash provided by operating activities:
    Gain on extinguishment of debt                                                                (183,590)                     -
    Depreciation and amortization                                                                   95,208                124,542
    Change in allowance for doubtful accounts                                                      (15,638)                26,453
    Changes in operating assets and liabilities:
       Decrease in accounts receivable                                                             240,723                518,936
       Decrease in prepaid expenses and other current assets                                        20,288                 20,802
       (Increase) decrease in inventories                                                         (214,751)               150,124
       (Decrease) in accounts payable                                                              (44,003)               (43,988)
                                                                                            --------------         --------------

    NET CASH PROVIDED BY OPERATING ACTIVITIES                                                      141,768                883,332
                                                                                            --------------         --------------

INVESTING ACTIVITIES
  Acquisition of property and equipment                                                            (38,437)              (165,198)
  Decrease in other assets                                                                             845                  2,695
                                                                                            --------------         --------------

    NET CASH USED IN INVESTING ACTIVITIES                                                          (37,592)              (162,503)
                                                                                            --------------         --------------

FINANCING ACTIVITIES
  Net borrowings (payment) on line of credit                                                        36,149               (671,596)
  Net principal payments on long-term debt                                                        (108,632)              (135,136)
  Proceeds from note payable to officers                                                            11,323                      -
  Cash paid to extinguish debt                                                                     (55,109)                     -
                                                                                            --------------         --------------

    NET CASH USED IN FINANCING ACTIVITIES                                                         (116,269)              (806,732)
                                                                                            --------------         --------------

(DECREASE) IN CASH                                                                                 (12,093)               (85,903)

CASH - beginning of period                                                                          84,131                170,034
                                                                                            --------------         --------------

CASH - end of period                                                                       $        72,038        $        84,131
                                                                                            ==============         ==============

              The accompanying notes are an integral part of these
                      consolidated financial statements.

                         HENLOR, INC. AND SUBSIDIARIES
                            D.B.A. VANGUARD STUDIOS
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                For the Nine             For the Year
                                                                Months ended                 Ended
                                                                July 31, 1997           October 31, 1996
                                                              -----------------         ----------------
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
 Cash Paid During the Period for:
    Interest                                                     $       353,918        $       492,329
                                                                  ==============         ==============
    Income taxes                                                 $         3,200        $         3,200
                                                                  ==============         ==============




              The accompanying notes are an integral part of these
                       consolidated financial statements.

                         HENLOR, INC. AND SUBSIDIARIES
                            D.B.A. VANGUARD STUDIOS
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                    AS OF JULY 31, 1997 AND OCTOBER 31, 1996


NOTE 1   -    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                  Nature of Operations

                  The Company, a Delaware corporation doing business as Vanguard Studios is engaged in the business of designing, manufacturing and wholesaling decorative accessories predominantly to the home furnishings market throughout the United States.

                  Change of Fiscal Year

                  During 1997, the Board of Directors approved a change in the Company's fiscal year end from October 31 to July 31 effective July 31, 1997. As a result of the change, the Company's Consolidated Statements of Income and Consolidated Statements of Cash Flows for the period ended July 31, 1997 covers nine months.

                  Principles of Consolidation

                  The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, Vanguard Studios, Inc., and Vanguard of North Carolina, Inc. All material intercompany transactions have been eliminated in consolidation.

                  Inventories

                  Approximately 70% of the Company's inventories are carried at the lower of cost or market, with cost determined under the LIFO (last-in, first-out) method. The remaining inventories are carried at lower of cost or market, with cost determined under the FIFO (first-in, first-out) method.

                  Property, Plant and Equipment

                  Property, plant and equipment are stated at cost. Depreciation is provided for by the straight-line and accelerated methods over the estimated useful lives of the principal classes of property.

                  The estimated useful lives of the principal classes of property are as follows:

                           Machinery and equipment                  3 - 5 years
                           Furniture and fixtures                   3 - 5 years
                           Leasehold improvements    Lesser of estimated useful
                                                             life or lease term
                           Building                                    30 years

                         HENLOR, INC. AND SUBSIDIARIES
                            D.B.A. VANGUARD STUDIOS
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                    AS OF JULY 31, 1997 AND OCTOBER 31, 1996


NOTE 1   -    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                  Property, Plant and Equipment- (Continued)

                  Expenditures for replacements and betterments are capitalized, while repairs and maintenance are charged to expense as incurred.

                  Income Taxes

                  Deferred income taxes are provided for temporary differences between financial statement and income tax reporting purposes. Temporary differences are primarily due to different methods of accounting for the depreciation of property and equipment, the write off of bad debts, and the valuation of inventories.

                  Net Operating Loss Carryforwards

                  At July 31, 1997, the Company has available approximately $187,000 and $2,000,000 of net operating loss carryforwards for federal and state tax reporting purposes, respectively, which can be offset against future taxable income. The carryforwards expire by the year 2011.

                  Use of Estimates

                  The process of preparing financial statements in conformity with generally accepted accounting principles requires management to use estimates and assumptions regarding certain types of assets, liabilities, revenues and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

                  Consolidated Statements of Cash Flows

                  For purposes of the consolidated statements of cash flows, the Company considers all highly liquid debt instruments with a maturity of three months or less to be cash equivalents.

                         HENLOR, INC. AND SUBSIDIARIES
                            D.B.A. VANGUARD STUDIOS
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                    AS OF JULY 31, 1997 AND OCTOBER 31, 1996


NOTE 2   -    INVENTORIES

                  At July 31, 1997 and October 31, 1996, inventories consist of the following:

                                                             1997                1996
                                                         ------------        ---------
                  Raw materials                          $   836,486      $    773,765
                  Finished goods and work in process         962,194           810,164
                                                          ----------        ----------

                           Total Inventories              $1,798,680        $1,583,929
                                                          ==========        ==========

                  Inventories valued at current costs are greater than LIFO cost by $255,860 and $235,077 as of July 31, 1997 and October 31, 1996, respectively.

NOTE 3   -    PROPERTY, PLANT AND EQUIPMENT

                  At July 31, 1997 and October 31, 1996, property, plant and equipment consist of the following:

                                                                        1997               1996
                                                                     ----------        ----------
                  Machinery and equipment                            $1,059,291        $1,033,799
                  Furniture and fixtures                                356,595           348,269
                  Leasehold improvements                                829,225           824,444
                  Land and building                                     246,547           246,547
                                                                     ----------        ----------

                  Total property, plant and equipment                 2,491,658         2,453,059

                  Less: accumulated depreciation and amortization     1,976,969         1,881,599
                                                                     ----------        ----------

                                                                      $ 514,689        $  571,460
                                                                      =========        ==========

                  Depreciation and amortization expense for the nine months ended July 31, 1997 and the year ended October 31, 1996 is $95,208 and $128,032, respectively.

NOTE 4   -    LINE OF CREDIT

                  The Company has a $3,350,000 line of credit with a lender which allows the company to borrow up to 85% of eligible accounts receivable (up to $2,700,000) and 35% of eligible inventories (up to $650,000). Interest is paid monthly at the lender's prime rate plus 4% (8.5% at July 31, 1997). The line of credit is renewed on a month to month basis. All borrowings under this agreement are guaranteed by the principal stockholders of the Company. The agreement contains certain restrictions as to creation of new debt, investments and acquisitions, transactions with stockholders and affiliates, changes in the structure of the Company, and payments of dividends.

                         HENLOR, INC. AND SUBSIDIARIES
                            D.B.A. VANGUARD STUDIOS
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                    AS OF JULY 31, 1997 AND OCTOBER 31, 1996


NOTE 4   -    LINE OF CREDIT - (CONTINUED)

                  The Company has subsequently renegotiated the terms of the line of credit effective September 1, 1997 (Note 12).

NOTE 5   -    SUBORDINATED NOTES PAYABLE

                  At July 31, 1997 and October 31, 1996, subordinated notes payable consist of the following:


                                                                1997            1996
                                                              --------         -------
                  8% note payable - stockholders,
                  unsecured, due on demand.                  $ 294,379       $   283,056
                                                              ========        ==========

                  10% note payable - unrelated party,
                  unsecured, due on demand.                  $       0       $   238,699
                                                              ========        ==========

                  Under the terms of the line of credit agreement (Note 4), the above notes are subordinated in right of repayment to all obligations to the bank. Consequently, these notes payable are classified as long-term liabilities.

                  On February 4, 1997, the subordinated note payable - unrelated party of $258,590 (principal and interest) was settled for $75,000 and which resulted in debt forgiveness income of $183,590. This amount is shown as an extraordinary item on the statement of income for the nine months ended July 31, 1997.

NOTE 6   -    LONG-TERM DEBT

                  At July 31, 1997 and October 31, 1996, long-term debt consists of the following:

                                                                                    1997              1996
                                                                                 ---------         ---------
                  Note payable - bank, secured by substantially all assets
                  of the Company, personally guaranteed by the stockholders, payable in monthly installments of $10,000
                  plus interest at 3% above the bank's reference
                  rate,* maturing December 1999 (Note 12).                       $ 288,333         $ 378,333

                         HENLOR, INC. AND SUBSIDIARIES
                            D.B.A. VANGUARD STUDIOS
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                    AS OF JULY 31, 1997 AND OCTOBER 31, 1996


NOTE 6   -    LONG-TERM DEBT - (CONTINUED)

                  Trust deed payable - bank, secured by real property with a carrying value of $166,051, payable in monthly installments of $4,221 including interest at 10.5%, maturing
                  in August 2005.                                                     295,458           309,562

                  Note payable - payable in monthly installments of $772 plus interest at 10.5 %, debt matures in
                  February 2001.                                                       27,441            31,969
                                                                                   ----------        ----------

                                                                                      611,232           719,864

                  Less: current portion                                               147,243           145,177
                                                                                   ----------        ----------

                                                                                    $ 463,989         $ 574,687
                                                                                    =========         =========

                  *The reference rate is 8.5% as of July 31, 1997.

                  The maturities of long term debt subsequent to July 31, 1997 are as follows:

                      Year ending July 31,
                                               1998                                                  $  147,243
                                               1999                                                     150,264
                                               2000                                                      81,951
                                               2001                                                      33,417
                                               2002                                                      31,312
                                               Thereafter                                               167,045
                                                                                                     ----------

                                                                                                      $ 611,232
                                                                                                     ==========

NOTE 7   -    COMMITMENTS

                  The Company leases its facilities under operating leases expiring at various periods through December 2001. Certain leases provide for payment of property taxes, insurance premiums, maintenance and other costs by the Company.

                         HENLOR, INC. AND SUBSIDIARIES
                            D.B.A. VANGUARD STUDIOS
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                    AS OF JULY 31, 1997 AND OCTOBER 31, 1996


NOTE 7   -    COMMITMENTS - (CONTINUED)

                  The following are future minimum rental payments required under noncancelable operating leases with terms of one year or more:

                      Year Ending July 31,
                                               1998                                                   $    641,554
                                               1999                                                        622,793
                                               2000                                                        312,008
                                               2001                                                         18,521
                                               2002                                                          6,787
                                                                                                       -----------

                                                                                                        $1,601,663
                                                                                                       ===========

                  Total rent expense is $425,101 and $585,643 for the nine months ended July 31, 1997 and the year ended October 31, 1996, respectively.


NOTE 8 -      EMPLOYEE STOCK PURCHASE PLAN

                  In December 1988, the Company adopted an employee stock purchase plan for selected employees, officers and directors of the Company and its subsidiaries. The Company has reserved 50,000 shares of common stock for issuance under the plan. The plan committee has the power and discretion to authorize the issuance of common stock to eligible participants at a price determined by the board of directors, not to be less than 85% of fair market value. The plan committee may require payment in full or execute a three year promissory note bearing interest at 10%, secured by the common stock purchased. As of July 31, 1997 and October 31, 1996, no transactions occurred on this plan.


NOTE 9 -      OTHER INCOME

                  Other income of the nine months ended July 31, 1997 and the year ended October 31, 1996, consisted of the following:

                                                                                1997              1996
                                                                             ----------          ------
                      Lawsuit settlement, net of attorney fees                $ 94,749       $        -

                      Dividend reimbursement from workers'
                      compensation carrier                                      55,946                -

                      Miscellaneous income                                       11,602          16,783
                                                                             ----------          ------
                                                                              $162,297       $   16,783
                                                                              ========           ======

                         HENLOR, INC. AND SUBSIDIARIES
                            D.B.A. VANGUARD STUDIOS
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                    AS OF JULY 31, 1997 AND OCTOBER 31, 1996


NOTE 10 -     PROFIT SHARING PLAN

                  The Company has a 401(k) Profit Sharing Plan covering substantially all employees who qualify as to age and length of service. The Company's contributions, which are limited to 15% of eligible compensation, are discretionary and determined by the board of directors. No contribution was made by the Company to the plan for the nine months ended July 31, 1997 and the year ended October 31, 1996.

NOTE 11  -    MAJOR CUSTOMER

                  During the period, the Company had sales to one customer which accounted for approximately 10% of total net sales. At July 31, 1997, amount due from this customer is 4% of accounts receivable.

NOTE 12  -    SUBSEQUENT EVENTS

                  In August 1997, a note payable (Note 6) to a bank of approximately $288,000 was settled for $188,000 resulting in debt forgiveness income of approximately $100,000. This amount will be shown as extraordinary income on the July 31, 1998 Statement of Income. At that time, the Company borrowed $152,000 from a different lender to settle this note. The note is secured by the equipment of the Company. Principal and interest will be paid monthly on a fully amortizing basis at the lender's prime rate (8.5% at September 30, 1997) plus 2 1/2% for thirty-six months.

                  Effective September 1, 1997, the Company renegotiated with its current lender the terms of its line of credit (Note 4). Under the new agreement, the Company has a $3,000,000 line of credit with the lender which allows the Company to borrow up to 85% of eligible accounts receivable (up to $1,800,000) and 50% of eligible inventories (up to $1,200,000). Interest is paid monthly at the lender's prime rate (8.5% at September 1, 1997) plus 1.75%. The loan agreement is renewed for a two year term. The agreement also contains certain restrictions as to creation of new debt, investments and acquisitions, transactions with stockholders and affiliates, changes in the structure of the Company, and payments of dividends.

                  During October 1997, the Company closed its North Carolina facility. Equipment is being sold, inventory is being transferred to the Pacoima location and the land and building is in escrow to be sold. Upon sale, the bank debt (Note 6) related to the property will be paid off. The Company expects to record a minimum of $100,000 of income from the sale of all the assets net of operating income and expenses during the period.






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